Exhibit 10.1

EXECUTION VERSION

EXCHANGE AGREEMENT

                                                       (the “Undersigned”), for itself and on behalf of the beneficial owners listed on Exhibit A hereto (“Accounts”) for whom the Undersigned holds contractual and investment authority (each Account, as well as the Undersigned if it is exchanging Existing Notes (as defined below) hereunder, a “Holder”), enters into this Exchange Agreement (this “Agreement”) with Egalet Corporation, a Delaware corporation (the “Company”), and certain subsidiaries of the Company listed on the signature pages hereto (the “Guarantors”), on December 20, 2017 whereby the Holders will exchange (the “Exchange”) a portion of the Company’s existing 5.50% Convertible Senior Notes due 2020 (the “Existing Notes”) for the Company’s new 6.50% Convertible Senior Notes due 2024 (the “New Notes”) that will be issued pursuant to the provisions of an Indenture (the “Indenture”), to be dated on the date of Closing (as defined below), among the Company, the Guarantors and The Bank of New York Mellon, a New York banking corporation, as trustee (the “Trustee”).

On and subject to the terms and conditions set forth in this Agreement, the parties hereto agree as follows:

ARTICLE I.

EXCHANGE OF THE EXISTING NOTES FOR THE NEW NOTES.

SECTION 1.01.                                   Exchange. At the Closing (as defined herein), the Undersigned hereby agrees to cause each Holder to exchange and deliver to the Company the aggregate principal amount of Existing Notes (collectively the “Exchanged Notes”), and in exchange therefor the Company hereby agrees to issue to such Holder the aggregate principal amount of New Notes (collectively, the “Holders’ New Notes”), all as set forth opposite such Holder’s name on Exhibit A hereto.

SECTION 1.02.                                   Closing. The closing of the Exchange (the “Closing”) shall occur on the second business day after the date of this Agreement.  On or before 9:00 AM (New York time) on the date of the Closing, (a) each Holder shall deliver or cause to be delivered to the Company all right, title and interest in and to its Exchanged Notes (and no other consideration) free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or other adverse claim thereto (collectively, “Liens”), together with any documents of conveyance or transfer that the Company may deem necessary or desirable to transfer to and confirm in the Company all right, title and interest in and to the Exchanged Notes free and clear of any Liens and (b) the Undersigned shall deliver or cause to be delivered to the Company the applicable IRS forms described in Section 4.6, and promptly thereafter, the Company shall deliver to each Holder such Holders’ New Notes; provided, however, that the parties acknowledge that the Company may delay the Closing due to procedures and mechanics within the system of The Depository Trust Company or The Nasdaq Global Market (including the procedures and mechanics regarding the listing of the Conversion Common Stock (as defined below) on such exchange), or other events beyond the Company’s control and that such delay will not be a default under this Agreement so long as (i) the Company is using its commercially reasonable efforts to effect the issuance of one or more global notes representing the New Notes, and (ii) such delay is no longer than three business days following the scheduled Closing date.  Simultaneously with or after the Closing, the Company may issue

New Notes to one or more other holders of outstanding Existing Notes or to other investors, subject to the terms of the Indenture.  The cancellation of the Exchanged Notes and the delivery of the New Notes shall be effected via DWAC pursuant to the instructions to be provided by JMP Securities LLC (“JMP”) after the effective time of this Agreement.  JMP shall provide instructions to the Undersigned for settlement of the Exchange.

SECTION 1.03.                                   Exchanged Notes Interest. On the date of the Closing, the Company shall pay or cause to paid to each Holder, to an account specified in writing by such Holder, an amount in cash equal to all accrued but unpaid interest (through the date of the Closing and calculated in accordance with the indenture governing the Existing Notes) on such Holder’s Exchanged Notes.

ARTICLE II.

COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE HOLDERS

The Undersigned hereby covenants as follows, and makes the following representations and warranties on its own behalf and where specified below, on behalf of each Holder, each of which is and shall be true and correct on the date hereof and at the Closing, to the Company, the Guarantors and JMP, and all such covenants, representations and warranties shall survive the Closing.

SECTION 2.01.                                   Power and Authorization.  Each of the Undersigned and each Holder is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation, and the Undersigned has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Exchange contemplated hereby, in each case, on behalf of itself and each Holder.  If the Undersigned is executing this Agreement on behalf of Accounts, the Undersigned has all requisite discretionary and contractual authority to enter into this Agreement on behalf of, and bind, each Account, including with respect to such Account’s obligations pursuant to Section 2.11. Exhibit A hereto is a true, correct and complete list of (i) if the Undersigned is executing this Agreement on behalf of accounts, the name of each Account and (ii) the principal amount of the Undersigned’s Exchanged Notes (if any) and any such Account’s Exchanged Notes.

SECTION 2.02.                                   Valid and Enforceable Agreement; No Violations.  This Agreement has been duly executed and delivered by the Undersigned and constitutes a valid and legally binding obligation of the Undersigned and each Holder, enforceable against the Undersigned and each Holder in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the exceptions described in clauses (a) and (b) collectively, the “Enforceability Exceptions”).  This Agreement and consummation of the Exchange will not violate, conflict with or result in a breach of or default under (i) the Undersigned’s or the applicable Holder’s organizational documents, (ii) any agreement or instrument to which the Undersigned or the applicable Holder is a party or by which the Undersigned or the applicable Holder or any of their respective assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Undersigned or the applicable Holder, except in the case of clauses (ii) and (iii), where such violations, conflicts, breaches or defaults would not affect the Undersigned’s or the applicable Holder’s ability to consummate the transactions contemplated hereby in any material respect.

SECTION 2.03.                                   Title to the Exchanged Notes.  Each Holder is the sole legal and beneficial owner of the Exchanged Notes set forth opposite its name on Exhibit A hereto (or, if there are no Accounts, the Undersigned is the sole legal and beneficial owner of all of the Exchanged Notes).  Each Holder has good, valid and marketable title to its Exchanged Notes, free and clear of any Liens (other than pledges or security interests that the Holder may have created in favor of a prime broker under and in accordance with its prime brokerage agreement with such broker).  No Holder has, in whole or in part, except as described in the preceding sentence, (a) assigned, transferred, hypothecated, pledged, exchanged or otherwise disposed of any of its rights, title or interest in or to its Exchanged Notes, or (b) given any person or entity (other than the Undersigned) any transfer order, power of attorney or other authority of any nature whatsoever with respect to its Exchanged Notes.  Upon the Holder’s delivery of its Exchanged Notes to the Company pursuant to the Exchange, such Exchanged Notes shall be free and clear of all Liens.

SECTION 2.04.                                   Accredited Investor or Qualified Institutional Buyer.  Each Holder is (a) (i) an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and/or (ii) a “qualified institutional buyer” within the meaning of Rule 144A promulgated under the Securities Act and (b) is acquiring the New Notes hereunder for investment for its own account and not with a view to, or for resale in connection with, any distribution thereof in a manner that would violate the registration requirements of the Securities Act or of any state or other jurisdiction.

SECTION 2.05.                                   No Affiliate Status.  Each of the Holders is not, and has not been during the consecutive three-month period preceding the date hereof, a director, officer or “affiliate” within the meaning of Rule 144 promulgated under the Securities Act (an “Affiliate”) of the Company or any subsidiary of the Company.  To its knowledge, no Holder acquired any of the Exchanged Notes, directly or indirectly, from an Affiliate of the Company or any subsidiary of the Company.

SECTION 2.06.                                   No Illegal Transactions.  Each of the Undersigned and each Holder has not, directly or indirectly, and no person acting on behalf of or pursuant to any understanding with it has, disclosed to a third party any information regarding the Exchange or engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving any of the Company’s securities) since the time that the Undersigned was first contacted by any of the Company, JMP or any other person regarding the Exchange, this Agreement or an investment in the New Notes or the Company.  Each of the Undersigned and each Holder covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will disclose to a third party any information regarding the Exchange or engage, directly or indirectly, in any transactions in the securities of the Company (including Short Sales) prior to the first to occur of (a) the time the transactions contemplated by this Agreement are publicly disclosed by the Company and (b) the close of business on the date set forth in Section 3.6.  “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 of Regulation SHO promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers.  Solely for purposes of this Section 2.6, subject to the Undersigned’s and each Holder’s compliance with their respective obligations under the U.S. federal securities laws and the Undersigned’s and the Holder’s respective internal policies, the terms “Undersigned” and “Holder” shall not be deemed to include any employees, subsidiaries, desks, groups or Affiliates of the Undersigned or the applicable Holder that are effectively walled off by appropriate “Fire Wall” information barriers approved by the Undersigned’s or such Holder’s respective legal or compliance department (and thus such walled-off parties have not been privy to any information concerning the Exchange).

SECTION 2.07.                                   Adequate Information; No Reliance.  The Undersigned is a registered investment adviser with the Securities and Exchange Commission (the “SEC”) acting on behalf of itself and of Holders who are its investment advisory clients.  The Undersigned acknowledges and agrees on behalf of itself and each Holder that (a) the Undersigned has been furnished with all materials it considers relevant to making an investment decision to enter into the Exchange and has had the opportunity to review the Company’s filings and submissions with the SEC, including, without limitation, all information filed or furnished pursuant to the Exchange Act, (b) the Undersigned has had a full opportunity to ask questions of the Company concerning the Company, its businesses, operations, financial performances, financial conditions and prospects, and the terms and conditions of the Exchange, (c) the Undersigned has had the opportunity to consult with its accounting, tax, financial and legal advisors to be able to evaluate the risks and consequences (including any potential original issue discount on the New Notes) involved in the Exchange and to make an informed investment decision with respect to such Exchange, (d) neither the Company nor JMP is acting as a fiduciary or financial or investment advisor to the Undersigned or any Holder and (e) neither the Undersigned nor any Holder is relying, and none of them has relied, upon any statement, advice (whether accounting, tax, financial, legal or other), representation or warranty made by the Company or any of its Affiliates or representatives including, without limitation, JMP, except for (i) the publicly available filings and submissions made by the Company with the SEC under the Exchange Act and (ii) the representations and warranties made by the Company in this Agreement.

SECTION 2.08.                                   No Public Market; Adjustment to Existing Warrants.  The Undersigned acknowledges and agrees on behalf of itself and each Holder that no public market exists for the New Notes and that there is no assurance that a public market will ever develop for the New Notes.  The Undersigned acknowledges on behalf of itself and each Holder that the exercise price in respect of the Company’s existing warrants issued on July 11, 2017 will be reduced in accordance with the terms of such warrants as a result of the issuance of the New Notes.

SECTION 2.09.                                   Risk Factors.  The Undersigned, on behalf of itself and the other Holders, acknowledges receipt of the Risk Factors attached hereto as Exhibit B.  The Undersigned and each Holder have read and understand the Risk Factors attached hereto as Exhibit B, as well as the Risk Factors contained in the Company’s filings with the Securities and Exchange Commission.

SECTION 2.10.                                   Tax Documentation.  The Undersigned has provided and attached hereto, or will provide no later than two business days prior to the Closing, properly completed and executed originals of whichever of the following is applicable to the Undersigned: (a) an Internal Revenue Service (“IRS”) Form W-9, or (b) IRS Form W-8BEN-E, IRS Form W-8BEN or other applicable IRS Form W-8 (including any IRS forms, documents or schedules required to be attached thereto).

SECTION 2.11.                                   Covenant to Vote Shares.

(a)                                 To the extent the Undersigned or any of the other Holders is currently, or becomes prior to the date of Stockholder Approval (as defined in the Indenture) or Secondary Stockholder Approval (as defined in the warrants that may be issued pursuant to the Indenture prior to the Company obtaining Stockholder Approval) (collectively, the “Subject Matter”), a holder of Common Stock (as defined below), the Undersigned, on behalf of itself and each Holder, hereby appoints the Chief Executive Officer of the Company and Chief Financial Officer of the Company, and each of them, as proxies and attorneys-in-fact, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote (or cause to be voted) all shares of Common Stock that each such Holder is entitled to vote at any meeting of the holders of the Common Stock at which a vote of such holders regarding the Subject Matter is held, and any adjournment or postponement thereof. This irrevocable proxy shall be effective during any period in which the undersigned is a holder of Common Stock until such time as the Stockholder Approval is obtained, provided that in no event shall the duration of this irrevocable proxy exceed the permissible limits of applicable law.

(b)                                 Each of the Undersigned and each Holder hereby revokes any and all prior proxies given by the Undersigned or any Holder with respect to the Subject Matter and the Company hereby consents to the revocation of any and all such prior proxies given by the Undersigned or any Holder to the Company with respect to the Subject Matter. Each of the Undersigned and each Holder hereby agrees that they shall not grant any proxies with respect to the Subject Matter, or enter into any agreement or understanding with any person to vote or give instructions with respect to their shares of common stock of the Company or the Subject Matter other than as set forth in, or to effectuate the transactions contemplated by, this Agreement.

(c)                                  Prior to the Stockholder Approval, the Company acknowledges that the Undersigned may transfer any shares of Common Stock held by such Holder on the date hereof or acquired hereafter and that such transferred shares will not remain subject to the proxy granted hereby.

(d)                                 The Undersigned, on behalf of itself and each other Holder, agrees to execute and deliver at any time all such further instruments (including, without limitation, additional irrevocable proxies) as may be necessary or appropriate to carry out the intent of this proxy.

ARTICLE III.

COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND GUARANTORS

Each of the Company and, where specified below, the Guarantors, hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Holders and JMP, and all such covenants, representations and warranties shall survive the Closing.

SECTION 3.01.                                   Power and Authorization.  Each of the Company and the Guarantors is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has the power, authority and capacity to execute and deliver this Agreement and the Indenture, to perform its respective obligations hereunder and thereunder, and to consummate the Exchange contemplated hereby.  No material consent, approval, order or authorization of, or material registration, declaration or filing with, any governmental entity is required on the part of either the Company or the Guarantors in connection with the execution, delivery and performance by the Company and the Guarantors of this Agreement and the consummation by the Company and the Guarantors of the transactions contemplated hereby, other than filings required by the Exchange Act.

SECTION 3.02.                                   Valid and Enforceable Agreement; No Violations.  This Agreement has been duly executed and delivered by the Company and the Guarantors and constitutes a valid and legally binding obligation of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions.  The Indenture, which will be consistent in all material respects with the indenture governing the Company’s Existing Notes as modified by the Description of Notes attached as Exhibit C hereto (the “Description of Notes”), has been duly authorized and at the Closing will be duly executed and delivered by the Company and the Guarantors and will constitute a valid and legally binding obligation of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions.  The warrants contemplated by the Indenture and described in the Description of Warrants attached to the Description of Notes (the “Warrants”), which will be consistent in all material respects with such Description of Warrants, have been duly authorized by the Company and when executed in connection with the issuance thereof, if any, as contemplated by the Indenture will be duly executed and delivered by the Company and will constitute a valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except that such enforcement may be subject to the Enforceability Exceptions. This Agreement, the Indenture, the Warrants and the consummation of the Exchange (including the issuance of the New Notes) will not violate, conflict with or result in a breach of or default under (a) the certificate of incorporation, bylaws or other organizational documents of the Company or the Guarantors, (b) any material agreement or instrument to which the Company or any of the Guarantors is a party or by which the Company or any of the Guarantors or any of their respective assets are bound, or (c) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company or any of the Guarantors, except in the case of clauses (b) and (c), where such violations, conflicts, breaches or defaults would not affect the Company’s or Guarantors’ respective businesses or their respective ability to consummate the transactions contemplated hereby in any material respect.

SECTION 3.03.                                   Validity of the Holders’ New Notes.  The Holders’ New Notes have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to the applicable Holder pursuant to the Exchange against delivery of the Exchanged Notes in accordance with the terms of this Agreement, the Holders’ New Notes will be valid and legally binding obligations of the Company, enforceable in accordance with their terms, except that such enforcement may be subject to the Enforceability Exceptions, and the Holders’ New Notes will not be subject to any preemptive, participation, rights of first refusal or other similar rights (other than any such rights that will be waived prior to Closing).  Assuming the accuracy of each Holder’s representations and warranties hereunder, the Holders’ New Notes (a) will be issued in the Exchange exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act and it will not be necessary to qualify the Indenture under the Trust Indenture Act of 1939, as amended, (b) will, at the Closing, be free of any restrictions on resale by such Holder pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”), and (c) will be issued in compliance with all applicable state and federal laws concerning the issuance of the Holders’ New Notes.  For the purposes of Rule 144, the Company acknowledges that, assuming the accuracy of each Holder’s representations and warranties hereunder, the holding period of the New Notes may be “tacked” onto the holding period of the Exchanged Notes as contemplated by Rule 144(d)(3)(ii) and the Company agrees not to take a position contrary thereto.

SECTION 3.04.                                   Validity of Underlying Common Stock.  In accordance with the terms of the Indenture, the Holders’ New Notes will be convertible into cash, common stock of the Company, par value $0.001 per share (the “Common Stock” and any such Common Stock into which the New Notes or Warrants may be convertible, the “Conversion Common Stock”), Warrants or a combination thereof, in certain circumstances and during certain periods as described in the Indenture (the date of such conversion with respect to each New Note, the “Conversion Date”). As of the date hereof, 4,389,186 shares of the Conversion Common Stock have been duly authorized and initially reserved by the Company for issuance upon conversion of the New Notes.  The Conversion Common Stock, when issued upon conversion of the Holders’ New Notes in accordance with the terms of the Holders’ New Notes and the Indenture, will each be validly issued, fully paid and non-assessable, and the issuance of the Conversion Common Stock will not be subject to any preemptive, participation, rights of first refusal or other similar rights.  The Conversion Common Stock to be issued to the applicable Holder upon conversion will be issued pursuant to an exemption from the registration requirements of the Securities Act.  Each of the Company and the Guarantors acknowledges and agrees that the Conversion Common Stock to be issued to the Holder will not contain any restrictive legend and will be freely transferable by the Holder without restriction (provided that at the time of such conversion, the Holder has not been in the preceding three (3) months an “affiliate” of the Company or the Guarantors as defined in Rule 144 promulgated under the Securities Act) and such issuance will be effected via DWAC to the account(s) specified by the Undersigned.

SECTION 3.05.                                   Listing Approval.  At or within one business day immediately following the Conversion Date, any Conversion Common Stock to be delivered in connection with the applicable conversion shall be approved for listing on The NASDAQ Global Market (or any other exchange which the Common Stock may then be listed in accordance with the Indenture), subject to a notice of issuance.

SECTION 3.06.                                   Disclosure.  On or before 9:30 a.m. eastern standard time on the business day following the date of this Agreement, the Company shall issue a publicly available press release or file with the SEC a Current Report on Form 8-K disclosing all material terms of the Exchange.  Without the prior written consent of the Undersigned, none of the Company, the

Guarantors or any of their respective controlled Affiliates shall disclose the name of the Undersigned or any Holder in any filing or announcement, unless such disclosure is required by applicable law, rule, regulation or legal process. As of the date hereof, all reports and other documents filed by the Company with the SEC pursuant to the Securities Exchange Act of 1934, as amended, when considered as a whole (with the more recent such reports and documents deemed to amend inconsistent statements contained in any earlier such reports and documents), do not contain any untrue statement of a material fact or any omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, other than, any material facts with respect to information regarding the Exchange.

SECTION 3.07.                                   No Litigation.  There is no action, lawsuit, arbitration, claim or proceeding pending or, to the knowledge of the Company and the Guarantors, threatened, against the Company or the Guarantors that would reasonably be expected to impede the consummation of the transactions contemplated hereby.

SECTION 3.08.                                   Stockholder Approval.  The Company will use its reasonable best efforts to obtain Stockholder Approval (as defined in the Description of Notes) no later than the sixtieth (60th) day following the date of the Indenture.

SECTION 3.09.                                   Investment Company Act.  The Company is not and, after giving effect to the transactions contemplated by this Agreement, will not be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

ARTICLE IV.

MISCELLANEOUS.

SECTION 4.01.                                   Entire Agreement.  This Agreement and any documents and agreements executed in connection with the Exchange embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or Affiliates relative to such subject matter, including, without limitation, any term sheets, e-mails or draft documents.

SECTION 4.02.                                   Construction.  References in the singular shall include the plural, and vice versa, unless the context otherwise requires.  References in the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires.  Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of the provisions hereof.  Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party.

SECTION 4.03.                                   Governing Law.  This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to its choice of law rules.

SECTION 4.04.                                   Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.  Any counterpart or other signature hereon delivered by facsimile or any standard form of telecommunication or e-mail shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

SECTION 4.05.                                   Third Party Beneficiaries.  JMP is an express third party beneficiary of this Agreement and may rely on the provisions of this Agreement, including, but not limited to, the respective covenants, representations and warranties of the Undersigned, each Holder, the Company and the Guarantors.

SECTION 4.06.                                   Other Transactions.  On or before the date that is nine months from the date of this Agreement, without the prior written consent of a majority in principal amount of the New Notes issued at the Closing that remain outstanding, the Company shall not enter into a binding agreement to consummate any exchange transaction (an “Additional Exchange Transaction”)  pursuant to which (i) any Existing Notes are exchanged for new convertible notes at an exchange ratio for such Existing Notes that is more favorable to any holder of such Existing Notes than $750.00 principal amount of New Notes per $1,000.00 principal amount of Existing Notes, (ii) the Company pays any amount of cash to the exchanging holders in connection with the Additional Exchange Transaction (other than payments of accrued but unpaid interest on such Existing Notes in accordance with the terms of Section 1.03 hereof) and/or (iii) the Company issues other securities or items of value (other than cash) in connection with the Additional Exchange Transaction including, without limitation, debt, preferred stock, warrants or Common Stock, such that the complete economics of the Additional Exchange Transaction are more favorable than those offered by the Company hereunder. To the extent the Company pays any consideration to a holder of New Notes in respect of obtaining any consent pursuant to this Section 4.06, the Holder shall be entitled to receive such consideration in an amount proportional to the principal amount of New Notes then held by the Holder.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

EXECUTION VERSION

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

Undersigned:	(in its capacities described in the first paragraph above)

By:
Name:
Title:
Company:

EGALET CORPORATION

By:
Name:
Title:
Guarantors:

EGALET US INC.

By:
Name:
Title:

EGALET LIMITED

By:
Name:
Title: